Exhibit 10.28.3

CONFIDENTIAL

SECOND AMENDMENT TO THE LICENSE AGREEMENT

THIS SECOND AMENDMENT (the “Second Amendment”) to the License Agreement, dated as of April 2, 2012 (the “Original License Agreement”), as amended on January 30, 2015, (the “Agreement”), by and between Elobix AB (“Elobix”) and EA Pharma Co., Ltd. (formerly known as Ajinomoto Pharmaceuticals Co., Ltd., “EA”) is entered into on April 6, 2016.  Elobix and EA may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, Albireo AB, an affiliate of Elobix, and EA previously entered into the Original License Agreement and that certain First Amendment to the Original License Agreement on January 30, 2015 (the “First Amendment”);

WHEREAS, Albireo AB has previously transferred all of its rights and obligations under the Agreement to Elobix;

WHEREAS, Section 12.6 of the Agreement states that any amendment or modification of the Agreement must be in writing and signed by authorized representatives of both Parties; and

WHEREAS, Elobix and EA desire to amend the Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions; Confirmation.

1.1.	Capitalized terms used in this Second Amendment and not defined herein shall have the meanings assigned thereto in the Agreement.

1.2

Although the First Amendment was executed after the transfer of rights and obligations under the Agreement from Albireo AB to Elobix and the party thereto (other than EA) was not Elobix but instead Albireo AB, the Parties hereby confirm that the First Amendment was intended to be executed between Elobix and EA and deem that the First Amendment is and was effective, ab initio, between Elobix and EA.

2.	Amendments.

2.1.	The following definitions shall be added to Section 1 of the Agreement.

“1.11(A).  “Albireo Liver Disease” means each (i) Potential Albireo Liver Disease for which there has been [***], if any, or (ii) Liver Disease for which an Albireo Liver Disease Approval is granted, if any.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

“1.11(B). “Albireo Liver Disease Approval” means the written approval by Albireo for Ajinomoto or its Affiliate to conduct an [***].”

“1.11(C). “Albireo Liver Disease Milestone” has the meaning set forth in Section 5.2.4.”

“1.11(D). “Albireo Liver Disease Patent Rights” means any Patent Right that Albireo or its Affiliates Control as of the Second Amendment Date or that comes into the Control of Albireo or its Affiliates thereafter during the Term, including, without limitation, any Patent Right that is conceived, developed and Invented solely by employees of Albireo or its Affiliates, or Third Parties acting on behalf of Albireo or its Affiliates, thereafter during the Term in the course of Albireo’s performance under this Agreement to the extent such rights are necessary or useful to Manufacture, Develop or Commercialize the Albireo Compound or Products for the treatment of an Albireo Liver Disease.  For the avoidance of doubt, (A) Joint Patent Rights and Patent Rights which are Ajinomoto Patent Rights licensed to Albireo pursuant to this Agreement are not included in the definition of Albireo Liver Disease Patent Rights and (B) Albireo Liver Disease Patent Rights are not Albireo Patent Rights, unless and except to the extent that a particular Albireo Liver Disease Patent Right would be an Albireo Patent Right if the definition of “Field” in this Agreement did not include clause (iii) thereof (referring to any Albireo Liver Disease).  For the sake of clarity, (1) if a Valid Claim is included within an Albireo Liver Disease Patent Right, such Valid Claim shall only provide Innovator Protection if such Valid Claim satisfies the requirements of Section 1.66, and (2) the word “treatment” in this Section 1.11(D) and Section 1.12 below shall be deemed to include, in the alternative, prevention.”

“1.73(A).  “[***]” means a clinical trial of the Albireo Compound and/or a Product relating to the treatment or prevention of [***].”

“1.94(A).  “Potential Albireo Liver Disease” means each [***], if any, for which Albireo, its Affiliate or a Licensee conducts an [***] as part of a development plan for the Albireo Compound and/or such Product to seek Regulatory Approval to treat or prevent such [***].  Albireo shall provide Ajinomoto with written notice within [***] days after (i) Albireo or its Affiliate determines by its official internal procedure, or Albireo or its Affiliate receives notice that a Licensee has determined by its official internal procedure, to conduct an [***], or (ii) the first subject is dosed in such [***], if any, identifying the [***]; provided that Albireo shall not be required to provide such notice more than once for such [***].”

“1.107(A). “Second Amendment Date” means April 6, 2016.”

“1.109(A). “[***]” means, with respect to each Potential Albireo Liver Disease, that [***] to (i) conduct a subsequent [***] for the treatment or prevention of such Potential Albireo Liver Disease or (ii) [***]with respect to a [***] such Potential Albireo Liver

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Disease in any country or regulatory jurisdiction outside the Territory. Albireo shall provide Ajinomoto with written notice within [***] days after each [***], if any.

2.2.	Section 1.44 (the definition of “Field”) is hereby amended and restated in its entirety as follows:

“1.44          “Field” means all prophylactic and therapeutic uses of a pharmaceutical product in any formulation or dosage form: (i) for Gastrointestinal Diseases, symptoms of constipation of all causes, or postoperative ileus; (ii) in colonoscopy cleansing procedures or (iii) from and after the Second Amendment Date, for any Albireo Liver Disease.”

2.3.	Section 1.86 of the Agreement is hereby amended by adding the following to the end thereof:

“Notwithstanding the foregoing, Net Sales in Japan of Ajinomoto’s Sublicensee Mochida Pharmaceutical Co., Ltd. or its Affiliates for any particular period shall instead be calculated on a Product-by-Product basis in accordance with X times Y, where:

X = [***]; and

Y = [***] of the Drug Price for such Product [***]

(for the avoidance of doubt, in the case that Mochida or any of its Affiliates sells to Third Parties (other than Mochida and its Affiliates) Product purchased from Ajinomoto, (1) Net Sales in respect of such Product shall be calculated as Mochida Net Sales and (2) such sales of Product from Ajinomoto to Mochida shall not be included in Net Sales).

In addition, in the event that a Product is sold as a [***] by Mochida in Japan, in determining Mochida Net Sales, (i) the reference to “average gross invoice price” as applied to ‘A’ (in respect of the fraction A/(A+B)) above in this Section 1.86 shall be deemed instead a reference to “Drug Price” and (ii) the reference to “average gross invoice price” as applied to ‘B’ (in respect of the fraction A/(A+B)) above in this Section 1.86 shall be deemed instead a reference to “Japan’s National Health Insurance drug price, per dosage unit, assigned to the product containing the other prophylactically and/or therapeutically active pharmaceutical ingredient(s) included in the [***]”

2.4.	Section 2.1 of the Agreement is hereby amended and restated in its entirety as follows:

“2.1License to Ajinomoto.  Subject to the terms and conditions of this Agreement, Albireo hereby grants to Ajinomoto, a royalty-bearing, exclusive license (even as to Albireo), with the right to sublicense as set forth in Section 2.5, (x) effective on the Effective Date, under the Albireo Technology and Albireo’s interest in the Joint Technology, and (y) effective upon the occurrence of the first Albireo Liver Disease, if any, under the Albireo Liver Disease Patent Rights, to (i) Develop, Manufacture and Commercialize the Albireo Compound and Products in the Field in the Territory; and (ii)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

conduct pre-clinical Development and Manufacture of the Albireo Compound and Products in any country in the world for Commercialization in the Field in the Territory; provided, however, that Ajinomoto shall not be permitted to conduct any clinical trials for any Albireo Liver Disease [***] or [***] unless Albireo has first requested and thereafter received prior written consent for Albireo or its Affiliates to [***], as the case may be, pursuant to Section 2.3.  For the sake of clarity, neither Ajinomoto nor any of its Sublicensees or Affiliates shall conduct clinical Development activities related to the Albireo Compound or Products outside of the Territory.”

2.5.	Section 2.2 of the Agreement is hereby amended and restated in its entirety as follows:

“2.2License to Albireo.  Subject to the terms and conditions of this Agreement, Ajinomoto hereby grants to Albireo (i) a royalty-free, non-exclusive license, with the right to sublicense as set forth in Section 2.5, under the Ajinomoto Technology and Ajinomoto’s interest in the Joint Technology to the extent necessary for Albireo to exercise its rights and perform its obligations under this Agreement; (ii) a royalty-free, non-exclusive license, with the right to sublicense as set forth in Section 2.5, under the Ajinomoto Technology to conduct development and manufacture of the Albireo Compound and Products in any field in any country in the world (except to conduct clinical development of the Albireo Compound and Products in the Territory during the Term) and to commercialize the Albireo Compound and Products in any field outside of the Territory; and (iii) a royalty-free, exclusive license, with the right to sublicense as set forth in Section 2.5, under Ajinomoto’s interest in the Joint Technology to conduct development and manufacture of the Albireo Compound and Products in any field in any country in the world (except to conduct clinical development of the Albireo Compound and Products in the Territory during the Term) and to commercialize the Albireo Compound and Products in any field outside of the Territory, provided that Ajinomoto reserves the right under its interest in the Joint Technology to, and to have Third Parties acting on Ajinomoto’s behalf, conduct pre-clinical Development and Manufacture of the Albireo Compound and Products in any country in the world for Commercialization in the Field in the Territory.  Neither Albireo nor its Affiliates shall directly or indirectly (through Licensees or otherwise) commercialize a Product outside the Field in the Territory during the Term. Ajinomoto acknowledges and confirms that Albireo or its Affiliates may commercialize one or more products other than the Product outside the Field in the Territory during the Term, and that such commercialization is not prohibited by the immediately preceding sentence or otherwise by this Agreement.”

2.6.	Section 2.3 of the Agreement is hereby amended and restated in its entirety as follows:

“2.3.  Restrictions.  Except as permitted by this Agreement, Albireo will not exercise or otherwise exploit the Ajinomoto Technology for any purpose other than to commercialize the Albireo Compound and Products in the Field outside the Territory.  Except as permitted by this Agreement, Ajinomoto will not exercise or otherwise exploit the Albireo Technology to commercialize the Albireo Compound and Products (i) in the Field outside of the Territory; or (ii) outside the Field.  Without the prior written consent of Ajinomoto, neither Albireo nor its Affiliates shall, directly or indirectly, through

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Licensees or otherwise, (A) commercialize the Albireo Compound and/or a Product as a pharmaceutical product to treat or prevent Liver Diseases in the Territory or (B) conduct any clinical trial of the Albireo Compound and/or a Product to treat or prevent any Liver Disease in or outside the Territory, where [***] such clinical trial (1) [***] or (2) [***]; provided that, for clarity [***], Albireo and its Affiliates shall be expressly permitted, directly or indirectly, through Licensees or otherwise, to research, develop, manufacture or commercialize the Albireo Compound and/or a Product to treat or prevent any or all Liver Diseases outside the Territory. Neither Albireo nor its Affiliates shall directly sell or distribute for sale any Product through channels that are intended to permit importation of a Product into the Territory, other than pursuant to the rights granted to Ajinomoto under this Agreement, and Albireo shall ensure that each License contains a provision prohibiting the relevant Licensee from undertaking any such sales or distribution.  Likewise, neither Ajinomoto nor its Affiliates shall directly sell or distribute for sale any Product through channels that are intended to permit importation of a Product outside the Territory, other than pursuant to the rights granted to Albireo under this Agreement, and Ajinomoto shall ensure that each Sublicense to which it is a party contains a provision prohibiting the relevant Sublicensee from undertaking any such sales or distribution.”

2.7.	Section 3.1.2(l) of the Agreement is hereby amended and restated in its entirety as follows:

“(l) receiving and discussing all material data, information, material or results relating to development of Products by Albireo or Licensees for commercialization outside of the Territory, including for clarity for use to treat or prevent any Albireo Liver Disease or Potential Albireo Liver Disease.  For clarity, neither the JDC nor JCC shall have any decision making authority with respect to Albireo’s development or commercialization of Products outside the Territory; provided that Albireo shall reasonably consider the comments of Ajinomoto’s representative at the JDC or JCC regarding matters relating to the development of Products outside the Territory for use to treat or prevent any Albireo Liver Disease or Potential Albireo Liver Disease.”

2.8.	Section 3.2.2(g) of the Agreement is hereby amended and restated in its entirety as follows:

“(g)receiving and discussing material data and information regarding commercialization of Products by Albireo or Licensees outside the Territory, including for clarity for use to treat or prevent any Albireo Liver Disease or Potential Albireo Liver Disease.”

2.9.	Section 4.3.2 of the Agreement is hereby amended and restated in its entirety as follows:

“4.3.2Regulatory Cooperation.  The Parties shall, each at its own expense, provide the other Party with reasonable access to and copies of any documents or other materials Controlled by such Party that are useful for regulatory filings and correspondence and maintenance of Regulatory Approvals for Products in the Field in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

such other Party’s territory and will otherwise cooperate with the other Party’s efforts to obtain and maintain Regulatory Approvals for Products in the applicable field and territory; provided, however, that in no event shall either Party be required to provide access to and copies of any documents or other materials relating to any compound other than the Albireo Compound or any product other than Products.  Albireo shall keep Ajinomoto reasonably (but at least on a quarterly basis) informed regarding the status and progress of all regulatory matters relating to Products outside of the Territory by providing Ajinomoto with a copy and English abstract of any regulatory submission made to a Regulatory Authority and all written correspondence and abstracts of all material oral correspondence involved in such regulatory submission, in each case to the extent Controlled by Albireo.  Albireo shall provide Ajinomoto with any data Controlled by Albireo necessary to comply with requirements from Regulatory Authorities in the Territory, with respect to the Product in the Field, such as annual reports, PSUR and CCDS required by Regulatory Authorities.”

2.10.	The Agreement shall be amended by adding a new Section 4.7 to read as follows:

“4.7Ajinomoto Request for Albireo Liver Disease Approval.  In the event Ajinomoto requests that Albireo or its Affiliate grant an Albireo Liver Disease Approval for a particular Liver Disease, Albireo or its Affiliate shall consider and discuss such request with Ajinomoto in good faith.”

2.11.	The table in Section 5.2.1 of the Agreement is hereby amended as follows:

(i)	The fourth row of the table (covering the “EVENT” of [***]) is hereby deleted in its entirety;

(ii)	After the third row of the table (covering the “EVENT” of [***]), the following two (2) rows are inserted; and

“The Second Amendment Date	Eight million U.S. Dollars ($8,000,000)
[***]	[***]”; and

(iii)	The [***] in the sixth row of the table (after giving effect to the amendments above) (covering the “EVENT” of [***] is replaced with [***].”

2.12.	The Agreement shall be amended by adding a new Section 5.2.4 to read as follows:

“5.2.4. Milestone Payment to Ajinomoto.  Albireo will pay to Ajinomoto a non-creditable, non-refundable amount of [***] within [***] days after the first occurrence of NDA Approval granted to Albireo, its Affiliates or Licensees outside the Territory for the use of a Product for the treatment or prevention of any Liver Disease (the “Albireo Liver Disease Milestone”).  For the avoidance of doubt, in the event that this Agreement is terminated in its entirety by Albireo pursuant to Section 10.2.1 or by Ajinomoto pursuant to Section 10.2.2 prior to the occurrence of the Albireo Liver Disease

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Milestone, Albireo shall remain obligated to make the Albireo Liver Disease Milestone payment if the Albireo Liver Disease Milestone occurs prior to the effectiveness of such termination. For the avoidance of doubt, the Albireo Liver Disease Milestone shall be owed not more than once.  If Albireo makes or become obligated for the Albireo Liver Disease Milestone payment, Albireo will not be obligated to make any payment with respect to any subsequent occurrence of NDA Approval granted to Albireo, its Affiliates or Licensees outside the Territory for the use of a Product for the treatment or prevention of any Liver Disease.”

2.13.	Section 5.3.1 of the Agreement is hereby amended and restated in its entirety as follows:

“5.3.1. Royalty Rates. Subject to Section 5.3.2, Ajinomoto shall pay to Albireo, with respect to sales of each Product sold by Ajinomoto, its Affiliates or its Sublicensees in the Field in the Territory during the Royalty Period for each Product, an amount equal to:

[***] of aggregate Net Sales of all Products in a Year in the Territory for the portion thereof [***]; plus

[***] of aggregate Net Sales of all Products in a Year in the Territory for the portion thereof [***]; plus

[***] of aggregate Net Sales of all Products in a Year in the Territory for the portion thereof [***]; plus

[***] of aggregate Net Sales of all Products in a Year in the Territory for the portion thereof [***].

For the purpose of clarification, if there are [***] of aggregate Net Sales of all Products in each Calendar Quarter in a given Year, then Ajinomoto will pay a royalty of [***] in the first Calendar Quarter, a royalty of [***] in the second Calendar Quarter, a royalty of [***] in the third Calendar Quarter, and a royalty of [***] in the fourth Calendar Quarter.

For the purpose of further clarification, if the [***] of a [***] is [***] or does not [***] in a [***], the [***] of such [***] in such [***] shall not be [***] under this Agreement and, thereby, in no way will such sales be counted in determining whether a [***] has been [***] under Section 5.2.2 or determining the applicable [***] pursuant to this Section 5.3.”

2.14.	Section 5.5.3 of the Agreement is hereby amended and restated in its entirety as follows:

“5.5.3      Currency.  Other than the amounts specifically indicated for payment in US Dollars in this Agreement, all amounts payable hereunder shall be in Euros.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Currency translation into Euros shall be made by using the simple arithmetic average of the telegraphic transfer selling (TTS) rates on the last business day of each calendar month of the relevant Calendar Quarter quoted by Bank of Tokyo-Mitsubishi UFJ.  If, due to restrictions or prohibitions imposed by a national or international authority, payments cannot be made as provided in this Section 5, the Parties shall consult with a view to finding a prompt and acceptable solution, and the paying Party shall deal with such payments as the other Party may lawfully direct at no additional out-of-pocket expense to the paying Party.”

2.15.	The Agreement shall be amended by adding a new subsection (c) to Section 6.3.1 to read as follows:

“(c)	Solely for purposes of this Section 6.3.1, neither [***] nor any of its [***] shall be considered to be [***].”

2.16.	The Agreement is hereby amended by adding the following new Section 6.5 to read as follows:

“6.5Albireo Third Party Licenses.  Albireo agrees that, prior to granting any new License to a Licensee after the Second Amendment Date, Albireo shall use commercially reasonable efforts to secure the right to grant to Ajinomoto, its Affiliates and Sublicensees access, a license or a sublicense, in each case on a non-exclusive basis, to Know-How that (i) [***] and (ii) [***]; provided that (A) [***], and (B) [***] agrees that, if (1) [***] will (1) [***] and (2) [***].”

3.

Current Payment.As the result of the insertion of the row covering the “EVENT” of “The Second Amendment Date” into the table in Section 5.2.1 of the Agreement via this Second Amendment, and notwithstanding the period for payment provided in Section 5.2.1, it is hereby confirmed that the amount of Eight Million U.S. Dollars ($8,000,000) will be paid to Elobix by EA on or before April 15, 2016 by wire transfer to the bank account which has been previously designated by Elobix pursuant to Section 5.5.4 of the Agreement.

4.

Elobix.  EA and Elobix hereby agree that each reference in the Agreement to Albireo (to the extent referring to Albireo AB and not speaking expressly as of the Effective Date (for clarity, of the Original License Agreement)) is deemed to be a reference to Elobix.

5.	Effect. The amendments to the Agreement set forth in Section 2 of this Second Amendment shall take effect on and as of the date of this Second Amendment.

6.

No Other Amendments.  This Second Amendment shall be deemed to be part of and incorporated into the Agreement.  Except as expressly set forth in this Second Amendment, all of the terms and conditions of the Agreement shall remain unchanged, are ratified and confirmed in all respects, and remain in full force and effect.

7.	Counterparts. This Second Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

same agreement. An executed signature page to this Second Amendment delivered by facsimile transmission shall be as effective as an original executed signature page.

[THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, each of the parties has caused this Second Amendment to be executed on its behalf by their respective officers thereunto duly authorized all as of the date first written above.

ELOBIX AB

By:	/s/ Jan Mattsson
Name: Jan Mattsson, Ph.D.
Title: Chief Operating Officer

EA PHARMA CO., LTD.

By:	/s/ H. Shimizu
Name: Hajime Shimizu
Title: Representative Director, President & CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.